UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2004 (December 8, 2004)

GREIF, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Winter Road, Delaware, Ohio		43015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (740) 549-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On December 8, 2004, Greif, Inc. (the “Company”) issued a press release (the “Release”) announcing its financial results for the fourth quarter and fiscal 2004 periods ended October 31, 2004. The full text of the Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Release included the following non-GAAP financial measures (the “non-GAAP Measures”): (i) net income before restructuring charges, timberland gains and cumulative effect of change in accounting principle, (ii) net income before restructuring charges and timberland gains, (iii) diluted earnings per Class A and Class B share before restructuring charges, timberland gains and cumulative effect of change in accounting principle, (iv) diluted earnings per Class A and Class B share before restructuring charges and timberland gains, (v) operating profit before restructuring charges and timberland gains, and (vi) operating profit before restructuring charges. Net income before restructuring charges, timberland gains and cumulative effect of change in accounting principle is equal to GAAP net income plus restructuring charges less timberland gains and less cumulative effect of change in accounting principle, net of tax. Net income before restructuring charges and timberland gains is equal to GAAP net income plus restructuring charges less timberland gains, net of tax. Diluted earnings per Class A and Class B share before restructuring charges, timberland gains and cumulative effect of change in accounting principle is equal to GAAP diluted earnings per Class A and Class B share, respectively, plus the effects of restructuring charges less the effects of timberland gains and less the effects of cumulative effect of change in accounting principle, net of tax. Diluted earnings per Class A and Class B share before restructuring charges and timberland gains is equal to GAAP diluted earnings per Class A and Class B share, respectively, plus the effects of restructuring charges less the effects of timberland gains, net of tax. Operating profit before restructuring charges and timberland gains is equal to GAAP operating profit plus restructuring charges less timberland gains. Operating profit before restructuring charges is equal to GAAP operating profit plus restructuring charges.

The Company discloses the non-GAAP Measures because management believes that these non-GAAP Measures are a better indication of the Company’s operational performance than GAAP net income, diluted earnings per Class A and Class B share and operating profit since they exclude restructuring charges and cumulative effect of change in accounting principle, which are not representative of ongoing operations, and timberland gains, which are volatile from period to period. The non-GAAP Measures provide a more stable platform on which to compare the historical performance of the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c): Exhibits

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on December 8, 2004 announcing its financial results for the fourth quarter and fiscal 2004 periods ended October 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.

Date:	December 9, 2004	By:	/s/ Donald S. Huml
Donald S. Huml
Chief Financial Officer
(Duly Authorized Signatory)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on December 8, 2004 announcing its financial results for the fourth quarter and fiscal 2004 periods ended October 31, 2004.